UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2026

VERADERMICS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-43097	84-3304423
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 James Street New Haven, CT	06513
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (228) 372-3376
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	MANE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 15, 2026, Veradermics, Incorporated (the "Company") issued a press release announcing positive topline data from the Phase 2 clinical trial, ‘Study ‘207,’ evaluating VDPHL01 in females with mild-to-moderate pattern hair loss.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the presentation the Company presented on the conference call and webcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K, and both are incorporated by reference herein. The information contained in Item 7.01 of this Current Report on Form 8-K and the Exhibits 99.1 and 99.2 furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On July 15, 2026, the Company announced positive topline results from Study ‘207’ evaluating VDPHL01, a proprietary extended-release oral minoxidil formulation, in females with mild-to-moderate pattern hair loss. Study '207' is a multicenter Phase 2 open label study in adult 21 male and 28 adult female pattern hair loss patients to obtain proof of concept for the safety and efficacy of twelve months of treatment with VDPHL01 8.5 mg twice daily in male patients and VDPHL01 4.5 mg either once or twice daily in female patients with pattern hair loss.

Among female participants who received either VDPHL01 4.5 mg once daily or VDPHL01 4.5 mg twice daily for 6 months, VDPHL01 demonstrated a potentially differentiated clinical profile defined by rapid onset of activity, consistent response across participants, and increases in hair count while being generally well tolerated with no treatment-related serious adverse events and no adverse events of special interest of cardiac origin. The most common adverse events were hypertrichosis and peripheral edema.

In the study, VDPHL01 achieved consistent hair growth on the endpoint of non-vellus Target Area Hair Count and patient reported outcome benefit of ‘improved’ or ‘much improved’ on the Androgenetic Alopecia Impact Rating Scale ("AAIRS") at Month 6. Participants achieved an average increase in non-vellus hair count of 22.7 hairs/cm² and 23.3 hairs/cm² in once daily and twice daily VDPHL01 treatment arms, respectively. Additionally, 88.9% of participants in the once daily dose arm and 90.0% of participants in the twice daily dose arm achieved ‘improved’ or ‘much improved’ hair coverage on the AAIRS.

The consistency of clinically meaningful hair growth reported by participants was further supported by investigator perception of hair growth, with investigators grading 100% (once daily dosing arm) and 90% (twice daily dosing arm) of female participants as having ‘improved’ or ‘much improved’ hair coverage at Month 6. Fast onset of hair growth was also observed by investigators and patients as early as Month 2, the earliest measured time point measured in the trial, with 67.2% of participants graded by investigators as demonstrating improvement and 63.2% of participants reporting improvement in hair coverage at Month 2.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which involve risks, uncertainties and contingencies, many of which are beyond the control of Veradermics, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. You are cautioned not to place undue reliance on these forward-looking statements, including statements regarding the perceived efficacy of VDPHL01; the clinical profile of VDPHL01, including safety profile; the perceived benefits of VDPHL01; the interpretation and significance of clinical data from

Study ’207’ and other clinical trials; the treatment landscape for pattern hair loss and the timing of reporting additional clinical results. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements, including: Veradermics’ limited operating history with no products approved for commercial sale; Veradermics’ incurrence of substantial losses since its inception, anticipation of incurring substantial and increasing losses for the foreseeable future and need for substantial additional financing to achieve its goals; Veradermics’ anticipation that its success will depend on the approval and successful commercialization of VDPHL01, which is its lead product candidate, and if Veradermics is unable to obtain regulatory approval for, and successfully commercialize, VDPHL01, or any other current or future product candidates, or experience significant delays in doing so, its business will be materially harmed; the risk that adverse events or undesirable side effects are caused by Veradermics’ product candidates; competition from other companies; and other risks and uncertainties identified in the “Risk Factors” section of Veradermics’ Annual Report on Form 10-K, for the period ended December 31, 2025, and subsequent filings with the U.S. Securities and Exchange Commission. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Veradermics’ control, these forward-looking statements should not be relied upon as guarantees of future events. Moreover, Veradermics operates in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Veradermics undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company on July 15, 2026

99.2	Investor presentation dated July 15, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADERMICS, INCORPORATED

By:	/s/ Reid Waldman, M.D.
Name: Reid Waldman, M.D.
Title: Chief Executive Officer
Date: July 15, 2026